EXHIBIT 24.2

                                    300, INC.

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each director and officer of 300, INC. whose signature appears below constitutes and appoints Douglas J. Stanard, Stephen E. Hare and Michael P. Bardaro and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-3 filed initially with the Securities and Exchange Commission on March 27, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    March 27, 1998


Name:                                   Title:
         /s/ James Self
---------------------------------
         James Self                     Director


     /s/ Michael P. Bardaro
---------------------------------
       Michael P. Bardaro               Chief Financial and Accounting Officer

                        AMERICAN RECREATION CENTERS, INC.

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each director and officer of AMERICAN RECREATION CENTERS, INC. whose signature appears below constitutes and appoints Douglas J. Stanard, Stephen E. Hare and Michael P. Bardaro and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-3 filed initially with the Securities and Exchange Commission on March 27, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    March 27, 1998


Name:                                  Title:

     /s/ Douglas J. Stanard
--------------------------------
       Douglas J. Stanard              Director/President/Assistant Secretary


      /s/ Stephen E. Hare
--------------------------------
         Stephen E. Hare               Executive Vice President/Chief Financial
                                       Officer/Treasurer


      /s/ Michael P. Bardaro
--------------------------------
         Michael P. Bardaro             Vice President/Treasurer/
                                        Secretary/Chief Accounting Officer

                            BURLEIGH RECREATION, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director and officer of BURLEIGH RECREATION, INC. whose signature appears below constitutes and appoints Douglas J. Stanard, Stephen E. Hare and Michael P. Bardaro and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-3 filed initially with the Securities and Exchange Commission on March 27, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    March 27, 1998


Name:                                    Title:

       /s/ Douglas J. Stanard
------------------------------------
         Douglas J. Stanard              Director/President


       /s/ Michael P. Bardaro
------------------------------------
         Michael P. Bardaro              Vice President/Treasurer/Assistant
                                         Secretary/Chief Accounting Officer

                     AMF BOWLING CENTERS INTERNATIONAL INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director and officer of AMF BOWLING CENTERS INTERNATIONAL INC. whose signature appears below constitutes and appoints Douglas J. Stanard, Stephen E. Hare and Michael P. Bardaro and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-3 filed initially with the Securities and Exchange Commission on March 27, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    March 27, 1998


Name:                                        Title:

       /s/ Kore Iijima
-----------------------------------
         Kore Iijima                          Managing Director and President

                           AMF BOWLING WORLDWIDE, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director and officer of AMF BOWLING WORLDWIDE, INC. whose signature appears below constitutes and appoints Douglas J. Stanard, Stephen E. Hare and Michael P. Bardaro and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-3 filed initially with the Securities and Exchange Commission on March 27, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    March 27, 1998


Name:                                    Title:

       /s/ Thomas R. Wall, IV
-----------------------------------
         Thomas R. Wall, IV              Director